Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Amended and Restated Supplement dated December 1, 2018 to the
GMO Series Trust Prospectus dated June 30, 2018

This supplement amends and restates the supplement dated September 25, 2018 to the GMO Series Trust Prospectus dated June 30, 2018 (the “Prospectus”).

GMO Emerging Markets Series Fund

Effective January 1, 2019, the section on page 48 of the Prospectus captioned “Investment objective” is replaced with the following:

Investment objective

Total return in excess of that of its benchmark, the MSCI Emerging Markets Index.

Effective December 1, 2018, the sections on pages 48 and 49 of the Prospectus captioned “Shareholder fees,” “Example,” and “Principal investment strategies” are replaced with the following:

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.40%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.40%[1]

1 These amounts are paid to and retained by GMO Emerging Markets Fund (“EMF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table and all amounts shown include the expenses of both EMF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$204	$492	$802	$1,682	$163	$448	$754	$1,625
Class R5	$189	$446	$723	$1,513	$148	$401	$675	$1,455
Class R6	$179	$415	$670	$1,400	$138	$370	$622	$1,341
Class PS	$184	$452	$740	$1,561	$143	$407	$692	$1,503

Principal investment strategies

The Fund invests substantially all of its assets in Class III shares of GMO Emerging Markets Fund (“EMF”), a series of GMO Trust not offered in this Prospectus. EMF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of EMF. Except as otherwise indicated, references to the Fund may also refer to EMF, and references to actions undertaken or investments held by the Fund may also refer to those by EMF. GMO serves as investment adviser for both the Fund and EMF.

The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, the Fund may invest in companies that GMO believes are likely to benefit from growth in the emerging markets. GMO expects that the Fund will have a value bias relative to its benchmark.

GMO uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation, quality, patterns of price movement and volatility, and macroeconomic factors. In constructing the Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk relative to the benchmark, transaction costs, and liquidity. GMO also adjusts the Fund’s portfolio for factors such as position size, market capitalization, and exposure to particular industries, sectors, countries, regions, or currencies. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The Fund may invest in securities of companies of any market capitalization. The factors GMO considers and investment methods GMO uses can change over time.

As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, forward currency contracts, warrants, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may overweight and underweight its positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Effective January 1, 2019, the table on page 51 of the Prospectus captioned “Average Annual Total Returns” is replaced with the following:

Average Annual Total Returns Periods Ending December 31, 2017

	1 Year	5 Years	10 Years	Inception
				8/29/97[a]
Class R4
Return Before Taxes	32.60%	2.73%	-0.21%	7.70%
Return After Taxes on Distributions	28.61%	1.87%	-0.90%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	19.93%	2.12%	0.03%	6.64%
Class R5
Return Before Taxes	32.80%	2.89%	-0.05%	7.86%
Class R6
Return Before Taxes	32.94%	3.00%	0.05%	7.97%
Class PS
Return Before Taxes	32.73%	2.84%	-0.11%	7.81%
MSCI Emerging Markets Index[b] (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	4.35%	1.68%	6.80%
S&P/IFCI Composite Index[c] (Prior Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	37.89%	5.65%	2.50%	8.00%

[a] Inception date for ECF (Class III shares).

[b] Fund’s benchmark effective January 1, 2019.

[c] Effective January 1, 2019, the Fund changed its benchmark from the S&P/IFCI Composite Index to the MSCI Emerging Markets Index because GMO believes the MSCI Emerging Markets Index is more appropriate in light of the Fund’s investment strategy.

GMO Climate Change Series Fund

The sections on page 23 of the Prospectus, captioned “Annual Fund operating expenses” and “Example” are replaced in their entirety with the following:

Annual Fund operating expenses1

(expenses that you bear each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6	Class PS
Management fee[2]	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%[4]
Other expenses[5]	0.18%	0.18%	0.18%	0.18%
Total annual fund operating expenses	1.08%	0.93%	0.83%	0.98%
Fee waiver/Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%)	(0.11%)[4]
Total annual fund operating expenses after fee waiver/expense reimbursement	1.07%	0.92%	0.82%	0.87%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Climate Change Fund (“Climate Change Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Climate Change Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Climate Change Fund. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has voluntarily agreed to reduce Climate Change Fund’s management fee by 0.15% through December 31, 2018. GMO does not expect the 0.15% reduction of its management fee to continue beyond December 31, 2018.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 Includes compensation paid to GMO for bearing expenses of sub-transfer agency, recordkeeping and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

5 The amount has been restated to reflect current expense limitation arrangements in effect for Climate Change Fund.

6 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. This reimbursement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waivers and contractual expense reimbursements noted in the expense table and all amounts shown include the expenses of both Climate Change Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class R4	$109	$502
Class R5	$94	$455
Class R6	$84	$424
Class PS	$89	$461

Management of the Trust

The second paragraph on page 87 of the Prospectus in the section captioned “Management of the Trust” is replaced with the following:

GMO has retained its affiliate, GMO Singapore Pte. Limited, 1 Raffles Place, #53-00, Singapore 048616 (“GMO Singapore”), to assist GMO in furnishing an investment program for GMO Emerging Markets Fund (“EMF”), the Institutional Fund in which Emerging Markets Series Fund invests. GMO Singapore commenced operations in February 2003 and furnishes investment advisory services predominantly to institutional clients. Pursuant to a sub-advisory agreement with GMO and EMF, GMO Singapore makes investment decisions or recommendations for all or part of EMF’s portfolio, as determined by GMO. GMO (and not EMF) will pay a sub-advisory fee to GMO Singapore for its services at a rate equal to 10% of the management fees received by GMO under EMF’s investment management contract, net of any fee waiver or expense reimbursement obligations of GMO as may be in effect. A discussion of the basis for the Trustees’ approval of this sub-advisory agreement with GMO Singapore is included in EMF’s shareholder report for the period during which the Trustees approved the agreement. See “Distributions and Taxes” below for information regarding tax matters relating to the investment advisory services GMO Singapore provides to EMF.

Distributions and Taxes

The section captioned “Certain Non-U.S. Tax Issues Relating to Singapore” on pages 101-102 of the Prospectus is replaced with the following:

Certain Non-U.S. Tax Issues Relating to Singapore

As described under “Management of the Trust,” GMO Singapore furnishes investment advisory services and makes investment decisions or recommendations for all or a part of the portfolio of GMO Emerging Markets Fund (“EMF”), Institutional Fund to Emerging Markets Series Fund, as determined by GMO.

GMO believes that an exemption from Singapore taxation should apply to income and gains derived from the provision of such investment advisory services and from such investment decisions or recommendations made by GMO Singapore for a “qualifying fund,” so long as, among other requirements, such income and gains constitute “specified income” from “designated investments” as those terms are defined under current Singapore tax law. In this regard, the sources of specified income from designated investments earned solely by EMF (and not by any other series of GMO Trust) are considered. GMO expects that substantially all such income and gains earned by EMF will constitute specified income from designated investments. This tax position takes into account advice received from Singapore legal counsel and relevant Singapore tax law. All income and gains that are considered to be Singapore-sourced (including amounts attributable to fund-level permanent establishment in Singapore) and that do not otherwise qualify for the exemption would generally be subject to Singapore taxation at the current corporate rate of 17%. Shareholders of EMF bear the risk of all of EMF’s income tax consequences in the event that income or gains are subject to Singapore taxation.

In addition to the foregoing, a “non-qualifying” shareholder (described below) may be required to pay a “financial amount” to the Inland Revenue Authority of Singapore and fulfill certain Singapore tax reporting requirements. Very generally, non-qualifying shareholders may include, but are not limited to, Singapore-domiciled shareholders that maintain a permanent establishment in Singapore and who, either alone or with their associates, beneficially own applicable qualifying fund shares representing in excess of 50% of a qualifying fund’s net assets as of the final day of that qualifying fund’s financial year-end (or in excess of 30% of the qualifying fund’s net assets, to the extent the qualifying fund has less than 10 shareholders). The “financial amount” is generally computed by applying the prevailing corporate rate of tax to a non-qualifying shareholders’ share of qualifying fund profits.

Shareholders are responsible for evaluating their percentage interest of net assets in a qualifying fund for the purpose of their own particular situations. Relevant information may be derived from account statements and other information provided to shareholders in respect of the qualifying fund. Upon the reasonable request of a shareholder, GMO will provide information necessary to allow the shareholder to assess its percentage ownership in the qualifying fund.

Because Emerging Markets Series Fund invests in EMF, shareholders of Emerging Markets Series Fund will be indirectly exposed to the Singapore taxation issues described above.

Investment in Other GMO Funds

The first sentence on page 122 of the Prospectus, in the section captioned “GMO Risk Premium Fund,” is replaced with the following:

Risk Premium Fund pays an investment management fee to GMO at the annual rate of 0.25% of Risk Premium Fund’s average daily net assets for each class of shares.

Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Amended and Restated Supplement dated December 1, 2018 to the GMO Series Trust
Statement of Additional Information dated June 30, 2018

This supplement amends and restates the supplement dated September 25, 2018 to the GMO Series Trust Statement of Additional Information dated June 30, 2018 (the “SAI”).

The section captioned “Investment Guidelines” on pages 87-88 of the SAI is replaced with the following:

GMO has adopted the following investment guidelines for GMO SGM Major Markets Fund. These guidelines are subject to change at the discretion of GMO and without notice to Fund or Institutional Fund shareholders. These guidelines are not policies or investment restrictions of the Fund or the Institutional Fund and investments inconsistent with these guidelines are not violations of any policy or investment restriction of the Fund or the Institutional Fund. GMO seeks to observe these guidelines only during periods when GMO determines that normal market conditions exist. GMO tests all percentage limitations set forth in these guidelines at the time of the making of an investment and an investment is not considered by GMO to be inconsistent with these guidelines unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

It is the policy of the Institutional Fund to comply with Section 18(f) and the Institutional Fund is permitted to use any practices permitted by or consistent with Section 18(f).

Subject to Section 18(f), the Institutional Fund generally expects that its typical maximum gross positions will be not more than three (3.0) times the net asset value of the Institutional Fund.

In addition, GMO generally expects to apply the following ranges in the management of the Institutional Fund’s portfolio:

(1) Exposure (as determined by GMO) to a single asset class (e.g., equity securities, fixed income securities, commodities) will be between -100% and +100% of the Institutional Fund’s net asset value; and

(2) Exposure (as determined by GMO) to a single asset (e.g., any single futures contract) will be between -50% and +50% of the Institutional Fund’s net asset value.

The Institutional Fund will generally be managed within these ranges, although the Institutional Fund may be outside of these ranges for short periods of time. These ranges do not apply to the Institutional Fund’s investments in its wholly-owned subsidiary or cash, cash equivalents, cash substitutes and other short duration high quality exposures (e.g., shares of money market funds, shares of GMO U.S. Treasury Fund or treasury bills of the U.S. or other developed countries).

The table in the section on page 123-124 of the SAI captioned “Officers” is replaced with the following:

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Sheppard N. Burnett YOB: 1968	President and Chief Executive Officer	President since October 2013; Chief Executive Officer since October 2013; Chief Financial Officer, May 2011-October 2013; Treasurer, May 2011-October 2013.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer, and Chief Financial Officer	Treasurer, Chief Accounting Officer, and Chief Financial Officer since September 2018; Assistant Treasurer, October 2013-September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (December 2006-June 2009), Hambrecht & Quist Capital Management LLC.
John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).
Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since November 2011.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).
Cathy Tao YOB: 1974	Assistant Treasurer	Since April 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present).
Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since October 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).
Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since September 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).
Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since October 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).
Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer, Vice President and Assistant Clerk	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk since November 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).
Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since March 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009-January 2013).

* Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

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